Exhibit 99.1

DNEG and Sports Ventures Acquisition Corp. Announce
Initial Filing of Preliminary Proxy Statement
in Connection with Proposed Business Combination

LONDON & NEW YORK – March 16, 2022 – DNEG (“DNEG” or “the Company”), a leading technology-enabled visual effects (VFX) and animation company for the creation of feature film, television and multiplatform content, and Sports Ventures Acquisition Corp. (“Sports Ventures”) (NASDAQ: AKIC), a publicly-traded special purpose acquisition company, announced today they have filed with the U.S. Securities and Exchange Commission (“SEC”) a preliminary proxy statement with respect to their proposed business combination (the “Business Combination”). The filing can be found here.

The Business Combination with Sports Ventures is subject to customary closing conditions, including the approval of Sports Ventures’ stockholders, and is expected to be consummated by the third quarter of 2022. Upon the closing of the Business Combination, the Company will operate under the DNEG name and is expected to be listed on NASDAQ trading under the new symbol “DNGG”. For more information about the transaction, please visit https://investors.dneg.com/.

Selected DNEG business highlights include:

•	For the nine months ended December 31, 2021, DNEG generated revenue of $276.8 million, net income of $20.5 million and Adjusted EBITDA of $58.4 million.[1]
•	The Company’s percentage of recurring revenue for the applicable year coming from customers from which revenue was generated in the prior year was 96.9%, 95.8% and 93.9% for fiscal years ending March 31, 2021, March 31, 2020 and March 31, 2019, respectively.
•	As of December 31, 2021, the Company’s aggregate order book and order pipeline stood at approximately $865.3 million.
•	DNEG has provided VFX services for films that have won six Academy Awards® for Best Visual Effects, seven BAFTA awards, 18 Visual Effects Society Awards, and three EMMY® Awards for Outstanding Special Visual Effects.
•	In February 2022, DNEG received two nominations for the 94th Academy Awards in the Best Visual Effects category for its work on feature films Dune and No Time to Die.

About DNEG

DNEG (www.dneg.com) is one of the world’s leading visual effects (VFX) and animation companies for the creation of feature film, television, and multiplatform content. DNEG employs nearly 7,000 people with worldwide offices and studios across North America (Los Angeles, Montréal, Toronto and Vancouver), Europe (London) and Asia (Bangalore, Chandigarh, Chennai and Mumbai).

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1 For a definition and reconciliation of Adjusted EBITDA to net income, please see “Non-GAAP Financial Information” below.

DNEG’s critically acclaimed work has earned the company six Academy Awards® for Best Visual Effects and numerous BAFTA and Primetime EMMY® Awards for its high-quality VFX work. Current and upcoming DNEG projects on behalf of its Hollywood and global studio and production company partners include “Stranger Things” (season 4) (May 2022), Bullet Train (July 2022), Shazam! Fury of the Gods (December 2022), Borderlands (2022), Knives Out 2 (2022), The Last of Us (2022), The School for Good and Evil (2022), Super/Natural (2022), Aquaman and the Lost Kingdom (March 2023), Haunted Mansion (March 2023), The Flash (June 2023) and Meg 2: The Trench (August 2023).

About Sports Ventures Acquisition Corp.

Sports Ventures Acquisition Corp. is a blank check company organized with the purpose of effecting a merger similar business combination with a major entertainment powerhouse. Sports Ventures Acquisition Corp. is led by Alan Kestenbaum, businessman and minority owner of the Atlanta Falcons of the NFL. Other leadership members include Robert Tilliss, who brings with him extensive sports and arena expertise, Daniel Strauss, and Steve Horowitz.

Additional Information About the Transaction and Where to Find It

This communication may be deemed to be solicitation material with respect to the proposed transaction for Sports Ventures Acquisition Corp. to acquire Prime Focus World NV. In connection with this proposed transaction, Sports Ventures Acquisition Corp. will file a definitive proxy statement with the SEC, which will be sent to the shareholders of Sports Ventures Acquisition Corp. Sports Ventures Acquisition Corp. will also file other documents regarding the proposed transaction with the SEC. This communication does not contain all the information that should be considered concerning the proposed transaction. It is not intended to provide the basis for any investment decision or any other decision in respect to the proposed transaction. SHAREHOLDERS OF SPORTS VENTURES ACQUISITION CORP. ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by Sports Ventures Acquisition Corp. through the website maintained by the SEC at http://www.sec.gov.

The documents filed by Sports Ventures Acquisition Corp. with the SEC may also be obtained free of charge at Sports Ventures Acquisition Corp.’s website at https://www.sportsventuresacq.com or upon written request to Sports Ventures Acquisition Corp., 9705 Collins Ave 1901N, Bal Harbour, FL 33154.

Participants in Solicitation

Sports Ventures Acquisition Corp., Prime Focus World NV and their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the holders of Sports Ventures Acquisition Corp. Class A Ordinary shares in respect of the proposed transaction. Information about the directors and executive officers of Sports Ventures Acquisition Corp. and their ownership of Class A Ordinary shares are set forth in its Annual Reports on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 1, 2022, and its Reports on Form 8-K, which were filed with the SEC on April 6, 2021 and January 12, 2022, as modified or supplemented by any Form 3 or Form 4 since the date of that filing. Investors may obtain additional information regarding the interest of such participants by reading the preliminary proxy statement and the definitive proxy statement when available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Non-GAAP Financial Information

This press release includes ﬁnancial measures not presented in accordance with United States generally accepted accounting principles (“U.S. GAAP”) including Adjusted EBITDA and other metrics derived therefrom. We define Adjusted EBITDA as net income before interest, taxes, depreciation, amortization and the other items identified in the table below.

We believe that that these measures provide an additional way of viewing aspects of our operations that, when viewed with the U.S. GAAP results, provide a more complete understanding of our results of operations and the factors and trends affecting our business. However, non-GAAP financial measures should be considered a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with U.S. GAAP. Non-GAAP financial measures used by us may differ from the non-GAAP measures used by other companies, including our competitors. We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure. The following table provides a reconciliation of net income, the most directly comparable U.S. GAAP financial measure, to Adjusted EBITDA:

($ in thousands)	Nine Months Ended December 31, 2021
Net income	$20.5
Interest expense, net	9.1
Tax (benefit) expense	8.4
Depreciation and Amortization	19.2
Stock compensation expense(1)	0.8
Other one-time costs(2)	0.4
Adjusted EBITDA	$58.4
Adjusted EBITDA margin	21.1%

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(1) Represents non-cash charges related to stock compensation expense.

(2) Represents non-recurring costs incurred in connection with prior capital raising activities and costs related to the COVID-19 pandemic

Forward-Looking Statements

This press release may contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact contained in this communication including, without limitation, statements regarding Sports Ventures Acquisition Corp.’s or Prime Focus World NV’s financial position, expected operating performance, business strategy and the plans and objectives of management for future operations; anticipated financial impacts of the proposed transaction; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction, are forward-looking statements. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Investors are cautioned that any such forward-looking statements are not guarantees of future performance, results or events and involve risks and uncertainties, and that actual results or developments may differ materially from those in the forward-looking statements as a result of various factors, including financial community and rating agency perceptions of Prime Focus World NV, Sports Ventures Acquisition Corp. and their respective business, operations, financial condition and the industries in which they operate, the risk that the proposed transaction between Prime Focus World NV, and Sports Ventures Acquisition Corp. may not be consummated, and the factors described in the "Risk Factors" section of Sports Ventures Acquisition Corp.’s annual report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 1, 2022, the proxy statement discussed above and other documents filed by Sports Ventures Acquisition Corp. from time to time with the SEC. Prime Focus World NV and Sports Ventures Acquisition Corp. each disclaim any obligation to update any forward-looking statements contained herein.

Contacts

Investors

Ashley DeSimone, ICR

(646) 677-1827

DNEGIR@icrinc.com

Brett Milotte, ICR

(332) 242-4344

DNEGIR@icrinc.com

Media

Eric Becker, ICR

(303) 638-3469

DNEGPR@icrinc.com

Tony Bradley, DNEG

+44 (207) 268-5000

pr@dneg.com